

Cal Dive International

3rd Quarter 2009 Earnings Conference Call
October 29, 2009

Forward-Looking Statements

This presentation may include "forward-looking" statements that are generally identifiable through our use of words such as "believe," "expect," "anticipate," "intend," "plan," "estimate," "project" and similar expressions and include any statements that we make regarding our earnings expectations. The forward-looking statements speak only as of the date of this presentation, and we undertake no obligation to update or revise such statements to reflect new information or events as they occur. Our actual future results may differ materially due to a variety of factors, including current economic and financial market conditions, changes in commodity prices for natural gas and oil and in the level of offshore exploration, development and production activity in the oil and natural gas industry, our inability to obtain contracts with favorable pricing terms if there is a downturn on our business cycle, intense competition in our industry, the operational risks inherent in our business, risks associated with our relationship with Helix Energy Solutions Group, Inc., and other risks detailed in our Form 10-K on file with the Securities and Exchange Commission.

CAL DIVE INTERNATIONAL

Presentation Outline

- Summary of 3rd Quarter 2009 Results
- Discussion of Financial Results
- Non-GAAP Reconciliations
- Questions and Answers

Cal Dive International

Summary of 3Q Results

- Completion of Mexico project during quarter.
- Award of second project in China.
- Continuation of GOM hurricane salvage & repair activity.
- Decreased new construction activity in GOM and LNG project related.
- Reduction of Helix ownership to <1%.
- Backlog.
- Outlook.

CAL DIVE INTERNATIONAL

Backlog



($MM)
$600
$500
$400
$300
$200
$100
$0
$213
$284
$354
$48
$302
$48
$445
$61
9/30/09
6/30/09
3/31/09
12/31/08
9/30/08
Backlog related to LNG project
All other backlog

CAL DIVE INTERNATIONAL

Summary of Financial Results

(all amounts in thousands, except per share amounts and percentages)

	3rd Quarter 2009	3rd Quarter 2008
Revenues	$214,597	$278,709
Gross Profit	70,131	92,543
Margins	**32.7%**	**33.2%**
Net Income	32,908	45,933
Margins	**15.3%**	**16.5%**
Diluted EPS	0.35	0.43
Wtd. Avg. Diluted Shares O/S	93,571	106,087
EBITDA (1)	$73,753	$91,875
Margins	**34.4%**	**33.0%**

(1) See Reconciliation of Non-GAAP Financial Measures at the end of the presentation.

CAL DIVE INTERNATIONAL

Key Statistics

	Three Months Ended September 30, 2009	Three Months Ended September 30, 2008	Nine Months Ended September 30, 2009	Nine Months Ended September 30, 2008
Effective Utilization (1) -				
Saturation Diving Vessels	84%	95%	88%	86%
Surface Diving Vessels	63%	80%	65%	56%
Construction Barges	54%	70%	45%	44%
Total Fleet	65%	80%	64%	59%
Calendar Day Utilization -				
Saturation Diving Vessels	69%	89%	71%	69%
Surface Diving Vessels	58%	77%	60%	53%
Construction Barges	54%	70%	40%	43%
Total Fleet	60%	78%	56%	54%

(1) Effective vessel utilization is calculated by dividing the total number of days the vessels generated revenues by the total number of days the vessels were available for operation in each period excluding days in which the vessels were in drydocking or taken out of service for upgrades.

CAL DIVE INTERNATIONAL

International Revenue


3Q 2009
71%
$63m
29%
YTD 3Q 2009
65%
$238m
35%
3Q 2008
80%
$55m
20%
YTD 3Q 2008
71%
$173m
29%
Domestic
International

Financial Flexibility

As of September 30, 2009

Net Debt to Book Capitalization (1)



25%
Net Debt

Cash on Hand
$125 million

$300M Revolving Credit Facility

63%
Available Capacity
($190m)



Letters of Credit

(1) Calculated as total debt less cash divided by stockholders' equity plus debt less cash.

CAL DIVE INTERNATIONAL

Non-GAAP Reconciliations



CAL DIVE INTERNATIONAL

Reconciliation of Non-GAAP Financial Measures

(all amounts in thousands)

	3rd Quarter	
	2009	2008
EBITDA (unaudited)	**$73,753**	**$91,875**
Less: Depreciation & Amortization	19,403	17,858
Less: Non-Cash Stock Comp. Expense	1,859	1,455
Less: Net Interest Expense	3,234	4,999
Less: Provision for Income Taxes	16,349	21,630
Net Income	**$32,908**	**$45,933**

CAL DIVE INTERNATIONAL